CONTRIBUTION AGREEMENT

CONTRIBUTION AGREEMENT, dated as of May __, 2008, is entered into among each of the Obligors referred to below.

WITNESSETH:

WHEREAS, contemporaneously herewith, Composite Technology Corporation, a Nevada corporation (the “Borrower”), each subsidiary of the Borrower listed as a “Guarantor” on the signature pages thereto (together with any other Person that guarantees all or any part of the Obligations (as defined in the Financing Agreement), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and ACF CTC, L.L.C., a Delaware limited liability company, as agent for the Lenders (the “Agent”), have entered into a Financing Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Financing Agreement”);

WHEREAS, the Guarantors have guaranteed the repayment of the Obligations owing by the Borrower to the Lenders under the Financing Agreement and each of the other Loan Documents (as defined in the Financing Agreement) pursuant to its Guaranty made under Article XI of the Financing Agreement or under any other Guaranty (as defined in the Financing Agreement) to which it is a party; and

WHEREAS, in order to induce the Lenders to enter into the Financing Agreement and to effect an equitable sharing of the Obligors' (as defined below) risks thereunder and to establish certain rights and obligations of contribution among the Obligors with respect to the Secured Obligations (as defined below), each of the Obligors wishes to enter into this Agreement;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Defined Terms. Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Financing Agreement, unless specifically defined herein.

(a)  The following terms, as used in this Agreement, shall have the following meanings:

“Agreement” means this Contribution Agreement, together with any and all future additions, alterations, amendments, changes, extensions, modifications, renewals, substitutions, or supplements hereto or hereof.

“Net Worth” has the meaning set forth in Section 2 hereof.

“Obligors” means the Guarantors and the Borrower.

“Payment Percentage” has the meaning set forth in Section 2 hereof.

“Secured Obligations” shall mean all liabilities, obligations, or undertakings owing by the Obligors to the Agent or the Lenders of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Financing Agreement or any of the other Loan Documents irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including any interest that, but for the provisions of the Bankruptcy Code, would have accrued) and any and all costs, fees (including reasonable attorneys fees), and expenses (including any fees and expenses that, but for the provisions of the Bankruptcy Code would have accrued) which the Obligors are required to pay pursuant to any of the foregoing, by law, or otherwise.

(b)  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, (iii) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference.

2.  Right of Contribution. If any Obligor makes a payment in respect of the Secured Obligations that is less than its Payment Percentage (as calculated below) of the Secured Obligations, then, upon indefeasible payment in full in cash of the Secured Obligations, the Obligor making such proportionately smaller payment shall pay to the other Obligors that amount which is necessary such that the net payments made by all Obligors in respect of the Secured Obligations are shared among Obligors pro rata according to their respective Payment Percentages. If any Obligor receives any payment in respect of the Secured Obligations that is greater than its Payment Percentage (as calculated below) of the Secured Obligations, then the Obligor receiving such proportionately greater payment shall pay to the other Obligors that amount which is necessary such that the payments received by all Obligors shall be shared among all Obligors pro rata according to their respective Payment Percentages.

Each Obligor's “Payment Percentage” shall be the percentage calculated by dividing (a) the Net Worth of such Obligor by (b) the sum of the Net Worth of all of the Obligors, which Payment Percentage is subject to redetermination or adjustment as hereinafter set forth. Notwithstanding anything to the contrary contained herein, (i) the Guarantors shall have no contribution obligations under this Section 2 unless a Guarantor makes a payment in respect of the Secured Obligations, and (ii) the Net Worth of each Guarantor shall be included in the calculation of each Obligor's Payment Percentage only to the extent a Guarantor makes a payment in respect of the Secured Obligations.

For purposes of the calculation (and any recalculation) of any particular Obligor's Payment Percentage, such Obligor's “Net Worth” shall mean the amount, calculated as of the date such Obligor became a signatory to this Agreement, by which the sum of all of such Obligor's assets is greater than the sum of all of such Obligor's debts, at fair valuations, and after giving effect to the inclusion and exclusion of the matters included and excluded in determining whether a debtor is insolvent according to Section 548 of Title 11 of the United States Code; provided, however, that for the purpose of determining the “Net Worth” of any Obligor, no value shall be given to such Obligor's equity interest in any other Obligor.

This Section 2 shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, any of the Secured Obligations, and such provisions are made for the benefit of the holders of any of the Secured Obligations, and such holders are made obligees hereunder and any of them may enforce the provisions of this Section 2.

3.  Right of Contribution Constitutes an Asset. Each of the Obligors hereto acknowledges that the right to contribution hereunder shall constitute an asset of the Obligor to which such right is owing, but shall not be considered part of such Obligor's “Net Worth” for the purposes of the calculation of such Obligor's Payment Percentage pursuant to Section 2 hereof.

4.  Representations and Warranties. Each Obligor hereto represents and warrants to each other party hereto and to their respective successors and assigns that:

(a)  the execution, delivery, and performance by such Obligor of this Agreement (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, and

(b)  this Agreement constitutes the legal, valid and binding obligation of such Obligor hereto, enforceable against such party in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws and principles of equity and (ii) the fact that rights to contribution thereunder may be limited by federal or state securities laws.

5.  No Waivers; Remedies. No failure on the part of any Obligor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of any Obligor or any other Person hereunder provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of any Obligor hereunder against any party hereto are not conditional or contingent on any attempt by such Obligor to exercise any of its rights under any other document, agreement or instrument against such party or against any other Person.

6.  Amendments. No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

7.  Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

9.  CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OBLIGOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE OBLIGORS HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, CARE OF THE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01 OF THE FINANCING AGREEMENT AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY OBLIGOR IN ANY OTHER JURISDICTION. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH OBLIGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

10.  WAIVER OF JURY TRIAL, ETC. EACH OBLIGOR, THE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM OR EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OBLIGOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH OBLIGOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT.

11.  Headings. Headings used in this Agreement are for convenience of reference only and shall neither constitute a part of this Agreement for any other purpose nor affect the construction of this Agreement.

12.  No Inconsistent Requirements. In the event of a direct conflict between the terms and provisions contained in this Agreement and the terms and provisions contained in the Financing Agreement, it is the intention of the parties hereto that such terms and provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Financing Agreement shall control and govern.

13.  Reliance. Each of the Obligors hereby agrees that this Agreement may be relied upon by the Agent and the Lenders, that the Agent and the Lenders shall be intended third party beneficiaries hereof, enforceable by the Agent and the Lenders against the Obligors and that this Agreement shall constitute a Loan Document for all purposes.

14.  Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

15.  Additional Obligor. Pursuant to Section 7.01(b) of the Financing Agreement, certain additional Subsidiaries of Parent may be required to guarantee the Obligations and, in connection therewith, to enter into this Agreement as a Guarantor and an Obligor. Upon execution and delivery, after the date hereof, by such Subsidiary of a supplement to this Agreement, in form and substance satisfactory to the Agent, such Subsidiary shall become a Guarantor and an Obligor hereunder with the same force and effect as if originally named as an Obligor hereunder. The execution and delivery of any such instrument shall not require the consent of any of the existing Obligors hereunder. The rights and obligations of each Obligor hereunder shall remain in full force and effect notwithstanding the addition of any new Obligor as a party to this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

OBLIGORS:

BORROWER:

COMPOSITE TECHNOLOGY CORPORATION

By:
Name:
Title:

GUARANTORS:

CTC CABLE CORPORATION

By:
Name:
Title:

TRANSMISSION TECHNOLOGY CORPORATION

By:
Name:
Title:

CTC TOWERS & POLES CORPORATION

By:
Name:
Title:

DEWIND, INC.

By:
Name:
Title:

EU ENERGY INC.

By:
Name:
Title:

EU ENERGY NORTH AMERICA, INC

By:
Name:
Title: